UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2022

Franklin BSP Realty Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40923	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1345 Avenue of the Americas, Suite 32A
New York, New York 10105
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBRT	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share	FBRT PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2022, Franklin BSP Realty Trust, Inc. (the “Company”) issued a press release and supplemental slide presentation reporting the Company’s financial results for the quarter ended June 30, 2022. Copies of the press release and supplemental slide presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On July 26, 2022, the Company (through a subsidiary) filed a lawsuit in the District Court of Dallas County, Texas that is described in more detail in Item 8.01 below. The complaint can be accessed https://courtsportal.dallascounty.org/DALLASPROD/DocumentViewer/Embedded/4dIKwaLUYdacs9Aq_PlQ-Jlovzpms7DlZWMIp5hItNq7HygPXg664cmib_MyxlPKaoO26tNyKFWMGeHHZPcVGg2. The information included in the complaint is furnished hereby for informational purposes only and is not incorporated by reference into this Current Report on Form 8-K.

Item 8.01. Other Events.

On July 26, 2022, the Company (through a subsidiary) filed a lawsuit in the District Court of Dallas County, Texas, against, among others, the borrower, the individual sponsor of the borrower, and the guarantors under a first priority mortgage loan that the Company, along with a separate fund affiliated with the Company's external manager, originated in April 2022. On July 27, 2022, the court issued a temporary restraining order freezing the assets of the borrower, the borrower’s sponsor and his parents, and any proceeds from our loan, pending the next scheduled legal proceeding in August 2022. The original principal balance of the Company’s loan is $113.2 million. The loan is secured by a portfolio of twenty-four properties that are net leased to Walgreens (the “Collateral Properties”).

As described in more detail in the complaint, in July 2022, the Company determined that the borrower had provided the Company with approximately 100 falsified and forged documents in connection with the underwriting of the loan, including bank statements, leases, purchase and sale agreements, closing statements, payoff letters, subordination, non-disturbance and attornment agreements and tenant estoppels. Such documentation significantly and fraudulently inflated the purported value of the Collateral Properties by misrepresenting the rent rates and maturity dates of the Walgreens leases at the Collateral Properties, among other things.

The Company identified the fraud after the borrower attempted a similar scheme in connection with an application for a second loan. After flagging irregularities in the borrower-provided information for the second loan application (which application was rejected), the Company conducted extraordinary forensic inquiries related to borrower-provided documentation on the first loan, which ultimately exposed the fraud. The borrower subsequently confessed verbally and in writing to the fraudulent acts.

In accordance with GAAP, the Company has recognized, as of June 30, 2022, a credit loss provision of $28.4 million on the loan. This amount is based on the Company’s estimate of the value of the Collateral Properties, net of estimated sales costs.

Subsequent to identifying the fraud, the Company has taken or is taking the following steps to mitigate the actual loss:
•the Company reconfirmed through updated title reports that the borrower has title to the Collateral Properties and that the Company has perfected and recorded first mortgage liens on the Collateral Properties;
•the Company obtained full recourse personal guarantees on the loan from the individual sponsor of the borrower and his parents;
•the Company is actively working with Walgreens to redirect all future rents on the underlying leases directly to the Company;
•the Company is initiating foreclosure proceedings on the Collateral Properties; and
•the Company obtained a temporary freeze on the assets of the borrower, the borrower’s sponsor and his parents, and any proceeds from our loan, as noted above.

The Company has reported the fraud to criminal authorities and will assist such authorities with their consideration of the matter.

The Company intends to pursue all available legal remedies as set forth in the complaint against any party determined to have been involved in, or that improperly benefitted from, the scheme. Any amounts recovered through these legal processes, net of expenses, will reduce the amount of the actual loss ultimately recognized.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the Company or the price of its stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those indicated in such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Our forward-looking statements are subject to various risks and uncertainties, including but not limited to the risks and important factors contained and identified in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our subsequent filings with the SEC, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated July 29, 2022 announcing the Company’s financial results for the quarter ended June 30, 2022

99.2	Supplemental Presentation for the quarter ended June 30, 2022

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer, Chief Operating Officer and Treasurer

Date: July 29, 2022

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